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The Japan Fund, Inc. - Class S

Supplement to Prospectus Dated May 1, 2000

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The following information supplements the disclosure under "Policies You Should
Know About - Policies about transactions" on page 13 of the fund's prospectus.

As of March 16, 2001, a redemption fee policy will go into effect for The Japan Fund. Upon the redemption or exchange of shares held less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders. The fee applies to redemptions from the fund and exchanges to other funds, but not to dividend or capital gains distributions that are received in cash or automatically reinvested into the fund. The fee is waived for all shares purchased through certain of the Advisor's retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans. However, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to any IRA or SEP-IRA accounts. The fund reserves the right to modify the terms of or terminate this fee at any time.



February 9, 2001